EXHIBIT 10.3

                                                    [WEALTHCRAFT LOGO GOES HERE]

                LABOR CONTRACT OF SHENZHEN SPECIAL ECONOMIC ZONE

PARTY A (EMPLOYER)                                      PARTY B (EMPLOYEE)


COMPANY: WEALTHCRAFT SYSTEMS (SHENZHEN) LIMITED         NAME  JENNY LI


OWNERSHIP OF THE COMPANY: Whole of        GENDER:FEMALE AGE: 32 YEARS OF WORK:11
Foreign Investment

ADD: Room B01,B02, 14th Floor, Anlian Plaza ,No.4018,


Jintian Road Futian District, Shenzhen , 518026    PLACE OF BIRTH: GUANGDONG



TEL:   0755(POUND)-88284975                         HUKOU: SHENZHEN CITIZEN


LEGAL REPRESENTATIVE: KELLY J. TALLAS(CNADA)        ID CARD: 441502197410141047


TEL: 075588284975
                                                                         CURRENT
                             RESIDENCE:  ROOM 607, SHENNAN MIDDLE-SCHOOL COMPLEX
                              BUILDING, NONGLIN ROAD, FUTIAN DISTRICT, SHENZHEN, GUANGDONG, CHINA.


                            CONTACT: 0086-13714726188



Party A and Party B reaches the following agreement under the principles of equality and accordant discussion in accordance with "Labor law of the People's Republic of China" and the "Labor contract ordinances of Shenzhen Special Economic Zone"

1. POSITIONS AND JOB CHARACTERS ( JOB DESCRIPTION)

Party A, in accordance with the production (work) requirement, appoints Party B to the position of CHIEF FINANCIAL OFFICER for FINANCIAL MANAGEMENT WORK.

2. DURATION OF CONTRACT ( PROBATION PERIOD )


2.1 DURATION OF CONTRACT


Party A and Party B can select from the followings to be the duration of the contracT.


[ ] Fixed period of ____ year, starting from ___ date ___ month ___ year to___ date ___month ___year. [ ]. Non fixed period of time, starting from SEPTEMBER 4TH 2006 year. [ ] To complete a certain type of job as the period starting from ___ date ___ month ___ year.


2.2   PERIOD OF PROBATION

[ ] Not necessary for probation.

[ ] Period of probation is THREE months (included in the period of contract)

3. WORK DAY DURATION

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Party A carries out 3.1 of the following work day duration stipulated by the country.

3.1 STANDARD WORK DAY DURATION, WHICH IS 8 HOURS PER DAY AND 40 HOURS PER WEEK( (DOES NOT INCLUDE ONE HOUR LUNCH BREAK, SO NORMAL DAY SHOULD BE 9AM--6PM))

3.2 NON-FIXED WORK DAY DURATION.

3.3 COMPREHENSIVELY CALCULATE WORK DAY DURATION.

Party A , in accordance with business requirement, can prolong work day duration after consulting with the trade union and Party B, but generally the prolongation should not exceed one hour within a day; For some special reasons, the work day duration should not extend over three hours under the conditions of health guarantee for Party B. The total overtime in a month should not exceed 36 hours. If the overtimes fall in the other situations allowed by laws and administrative regulations, the above prohibition should not be abided.

4. TREATMENT REMUNERATION

4.1 Party B will be paid RMB/month during his/her probation, and after the probation, the salary will BE 19,500/month . Party A can adjust the salary as the situation requires, or by the contract terms, but it cannot be lower than the minimum wage stipulated by the government.

4.2 Salary will be paid on the 15th of every month.

4.3 For the overtime work arranged by Party A, extra remuneration should be paid in accordance with article 44 in i(degree)Labor lawi+/-.

4.4 Remuneration for Party B while in illness or injury not from business should be made in accordance with regulations concerned.

4.5 Remuneration for Party B should be paid as usual when Party B carries out in working time the national and social duties in accordance with the national regulation.

4.6 Remuneration for Party B in downtime should be made in accordance with the regulations concerned.

4.7 Party B enjoys the vacation in accordance with the national regulations concerned and the remuneration in vacation should be made in accordance with national, provincial or civic regulations.

5. WORKING PROTECTIONS AND WORKING CONDITIONS

5.1 Party A should provide Party B all the necessary working protection articles which should accord with national regulation and the sanitary conditions. Health inspections should be made periodic for those engaged in harmful occupation.

5.2 Party B has the right to refuse the orders from Party A if they are against the rules and too risky and has the right to criticize and complain if the orders are life risky and health harmful.

6. SOCIAL INSURANCE AND WELFARE TREATMENT

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6.1 Party A should pay social insurance for Party B in accordance with the regulations concern the social insurance of Shenzhen.

6.2 In case that Party B was injured or killed on business, it should be handled in accordance with i(degree) Insurance regulations on business injuries of Shenzhen Special Economic Zonei+/-.

6.3 Party A should improve the welfare treatment of Party B continuously if the economic condition can afford.

7. WORKING DISCIPLINES
In period of contract, Party B should:

7.1 Abide by all the regulations stipulated legally by Party A.

7.2 Abide strictly by the safety operation rules to guarantee safety production.

7.3 Complete the jobs stated by Party A.

7.4 Preserve Party Ai-s property and to protect Party Ai-s trade secrets.

7.5 Abide by the birth control policy of national and local policies.

8. MODIFICATION, CANCELLATION, REVISION AND TERMINATION OF THE CONTRACT

8.1 THE CONTRACT CAN BE MODIFIED BY MUTUAL AGREEMENT.


8.2 PARTY A CAN CANCEL THE CONTRACT AT ANY TIME WHEN THE FOLLOWINGS OCCURRED:
[ ] Party B was approved non qualification of employment in trial period
[ ] Party B offended seriously the labor disciplines or regulations of Party A
[ ] Party B's breach of duty, jobbery causes serious damages to Party A's benefit
[ ]Party B was prosecuted for criminal offenses.
[ ] Other situations regulated by laws and regulations.

8.3 PARTY A CAN RESCIND THE CONTRACT WHEN THE FOLLOWINGS OCCURRED, BUT HAVE TO INFORM PARTY B IN WRITTEN FORM 30 DAYS IN ADVANCE
[ ]) When Party A is in the brink of bankruptcy, in a statutory consolidation or when the operation is in deep difficulties and necessity of personnel reduction has been confirmed by the competent labor bureau.
[ ] Party B ,in illness or injuries not by work-related accident, fail to assume the original positION OR the new position properly assigned by Party A after the completion of medical treatment;
[ ] Party B is unable to take up his job and remains unqualified after training or adjustment with NEW Post.
[ ] No agreement on modification of the labor contract can be reached through consultation by the partieS involved when the objective conditions taken as the basis for the conclusion of the contract have greatly changed so that the original labor contract can no longer be carried out.

8.4 PARTY A SHALL NOT REVOKE ITS LABOR CONTRACT WITH PARTY B IN ACCORDANCE WITH THE STIPULATIONS IN ARTICLE 2 IN ANY OF THE FOLLOWING CIRCUMSTANCES:
[ ] Party B has been confirmed to have totally or partially lost the ability to work due to occupatiONAl diseases or injuries suffered from at work;

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[ ] Party B is in medical treatment for diseases or non work-related injuries but still within THE prescribed period of time;
[ ] Party B is a female staff member or worker during pregnant, puerperal, or breast-feeding period
[ ] Other circumstances stipulated by laws, administrative rules and regulations.

8.5 PARTY B MAY NOTIFY AT ANY TIME THE EMPLOYING UNIT OF HIS DECISION TO REVOKE THE LABOR CONTRACT IN ANY OF THE FOLLOWING CIRCUMSTANCES:
[ ] within the probation perIOD;
[ ]Party A fails to pay Party B remuneration or fails to provide working conditions as agreed upon in the labor contract.
[ ] Party A forces the Party B to work by resorting to violence, intimidation or illegal restriction of personal freedom;

[ ]Other circumstances stipulated by laws, administrative rules and regulations.

8.6 THE CONTRACT SHALL BE TAKE AS AUTOMATICALLY REVOKED WHEN ANY OF THE FOLLOWING CIRCUMSTANCES OCCURRED:
[ ] Bankruptcy was legally declared for Party A;
[ ] Party A was legally ceased or abolished;
[ ] Party B death.

8.7 PARTY B SHOULD IN FORM PARTY A IN WRITTEN FORM 30 DAYS IN ADVANCE TO REVOKE THE CONTRACT EXCEPT AS REGULATIONS IN ART.5.

8.8 REVISION OF LABOR CONTRACT
when Party A and Party B agree to extend the labor contract, a new labor contract should be signed 30 days before the date of expiration.


8.9 TERMINATION OF THE CONTACT
the contract will be terminated automatically when it expires or the termination conditions occurred.

9.RESPONSIBILITIES OF BREACH OF THE CONTRACT

9.1 PARTY A'S LEGAL RESPONSIBILITIES:
[ ] Party A deducts and delays without reason Party B's remuneration, or refuse to pay Party B's overtImE wages, it should pay Party B all the wages and 25% of the wages deducted or delayed as the compensation in addition.

[ ] Party A, when remunerations paid to Party B by Party A is lower than the minimum wage of the current Year published by the government, should make up the amount which is lower than the standards in addition to pay 1% of the total amount every day to Party B.

[ ] Party A shall compensate Party B's economic loss if any due to the Party A's failure to pay social insurance for Party B in accordance with Item 1 of Art.6 of this contract.

[ ] Party A shall pay Party B one-off compensation when any of the following circumstances occurred [ ] the contract is revoked by mutual agreement after discussion on Party A's suggestion;

[ ] Party A revokes the contract in accordance with 1,2,3,4 of item 3 or 2,3,4 of item 5 of Art.8

[ ] Party A shall pay Party B a one-off of medical subsidy in accordance with the state regulation wheN THE contract is revoked by Party A according to 2 of
Item 3 of Art.8.

[ ] Party A shall pay one month of the yearly average wages to Party B if the contract is revoked by Party A in

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9.2 PARTY B'S LEGAL RESPONSIBILITIES

Party B shall compensate Party A the following loss caused by of Party B's breaching the contract.

[ ] The cost of Party A' for recruitment of Party B;
[ ] Training fee paid by Party A
[ ] Direct loss caused for production or operation;

9.3.The responsibility will be taken for breaking the items, If Party A's profit is badly injured by Party B, Party A has the right to asked for the compensate by law.

10. DISPUTES SETTLEMENT
when disputes appeared between Party A and Party B, negotiation should be resorted. Mediation to Labor Dispute Mediation Committee (Group) can be applied and arbitration to Arbitration Committee can also be directly applied. The adjudication of the arbitration must be carried out if there is no objection. The case can be further taken for a court if the adjudication is not accepted.

11. THE OTHER TERMS THAT BOTH PARTIES LIKES TO AMEND

11.1 Party B shall give only correct and true personal information, or Party A could fire Party B without any compensate.

11.2 Party B shall keep the amount of his/her salary as private, and won't pry into other colleagues' salary, or Party A can punish him/her.

11.3 Without permission, Party B can not take any part-time job, or be involved in any other affairs concerning Party A's business.

11.4 Party B can not engage any illegal affaires under the Party A's name, or Party A can ask Party B take the responsibility for his /her immoral and illegal behavior.

11.5 Party B can not filch any confidential document, data, source code, or other proprietary information belonging to Party A in any manner. If Party A's trade secrets such as: technical or commercial resources are leaked out by Party B, Party A will seek a legal recourse to Party B's actions.

12. THOSE NOT INCLUDED IN THE CONTRACT OR THE TERMS OF THE CONTRACT RUN COUNTER TO THE REGULATIONS OF THE LABOR LAWS AND REGULATIONS, THE CURRENT LAW SHALL BE FIRST.

13. THE CONTRACT SHALL GO INTO FORCE AFTER THE SIGNATURE OF BOTH PARTIES. ALTERATION OR SIGNATURE WITHOUT WRITTEN AUTHORIZATION IS INVALID.

14. THE CONTRACT IS MADE IN TWO ORIGINALS AND ONE FOR EACH.

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15. THE FOLLOWINGS ARE THE APPENDIX OF THE CONTRACT AND ALL OF THE APPENDIX HAS
THE SAME EFFECT AS THE CONTRACT.

15.1 Party B can enjoy a annual leave for ten days yearly while working for Party A, Unused days can not be transferred to the next year, Party A will the unused days for compensation and pay Party B before February.(unused days for compensation: calculated using Employees Annual Average Daily Wage*unused days. Annual Average Daily Wage=Total Annual Salary (not incl. bonuses or welfare)/number of working day in the year)

15.2 Performance evaluation for Party B will be carried out periodically, and Party A will reward the bonus once a year base on the Party B's periodically performance.

15.3 Party A will buy all the social insurance and take the personal tax base on the Party B's actually salary.

15.4 Party A will arrange the compensate day-off or pay the overtime working according to the statutory standard, if overtime is required and justified based on project demand.

16.REMARK

16.1 In accordance of the rules of "Labor law of the People's Republic of China" and the "Labor contract ordinances of Shenzhen Special Economic Zone", a non-fixed contract has to be signed when an employee serve for a same employer over ten years continually, both sides agree to continue the contract, employee is willing to; or a Shenzhen Citizen, serve in an employer over five years and male with more or equal 25 years working experience, female over 20 years working experience.

16.2 In term of the No.11 in "Labor contract ordinances of Shenzhen Special Economic Zone", employer can state the probation period, shorter than three months, in labor contract with employee; any special requirement to skills or activities, probation period can be longer but no longer than six months. No probation period to continue the labor contract when the position is not changed.

16.3 Permission from labor administration department is required according to state related regulation when A cannot complete the standard work day duration but non-fixed or comprehensively calculated day duration instead based its work characteristics or production limitation.

16.4 Based on the rule of "The lowest payroll in Shenzhen Economic Zone", the lowest pay is an employer has to pay to an employee for his/her regular services within regular working time.

16.5 The responsibility of breach includes legal responsibility and agreed responsibility. Three methods of taking the responsibility: compensation losses; pay penalty and continue to fulfill contract. Both parties can select the method based on the real situation and agreement under the principles of equality. Agreed penalty should be equally valid to both parties if the method of agreed penalty method is selected in order to show the principles of equality. The penalty amount and calculation way should be definitely and feasibly.

16.6 The standard of giving ecumenical compensation bases on B's continually working period: one month salary will be given for a full year; one month salary also will be given for the period over half year but less than one year; half month salary will be given for the period less than half year. Monthly salary is the average of the last three months before canceling labor contract. If the contract canceled under the No.8 (3) and No.9 (1) item No.4, the compensation period can not excess 12 months.

16.7 In accordance of the rules of "Labor law of the People's Republic of China", The party that requests for arbitration shall file a written application to a labor dispute arbitration committee within 60 days starting from the date of the occurrence of a labor dispute. Where a party involved in a labor dispute is not satisfied with the adjudication, the party may bring a lawsuit to a people's court within 15 days from the date of receiving the ruling of arbitration; the ruling of arbitration will be valid if it is expired.

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16.8 Attachment of the contract should meet the requirement of laws and regulation, otherwise, it is invalid.

16.9 An entrusted contract only is valid with written authorization. The miss party will take the responsibility based on the No.15 of "Labor contract ordinances of Shenzhen Special Economic Zone"



 Seal (Party A)                                   Signature (Party B):
Wealthcraft Systems Limited.                       Jenny Li





LEGAL REPRESENTATIVE:


Kelly J. Tallas


                                                  Date: AUGUST 30TH 2006 Year


`
In accordance with the regulation of i(degree)Labor contract ordinances of Shenzhen Special Economic Zonei+/-, written format is required. Each party will have one copy.


        Received contract [ ] Employee Copy [ ]Jenny Li

                                                 Date:  August 30th 2006



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